EXHIBIT 10.1

EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT
FIRST AMENDMENT TO CREDIT AGREEMENT (this “Agreement”), dated as of June 24, 2016, by and among DTS, INC., a Delaware corporation (the “Borrower”), the Subsidiary Guarantors (as defined in the Credit Agreement referred to below) party hereto, certain of the Lenders referred to below, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.
W I T N E S S E T H:
WHEREAS, the Borrower, the lenders party thereto (the “Lenders”), the Administrative Agent and the other parties thereto have entered into that certain Credit Agreement, dated as of October 1, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, the Borrower has requested certain amendments to the Credit Agreement as provided herein and, subject to the terms of this Agreement, the Required Lenders have agreed to approve such amendments;
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:
SECTION 1.    Amendments to Credit Agreement. Effective as of the First Amendment Effective Date (defined below) and subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:
(a)Section 1.1 of the Credit Agreement is hereby amended by adding the following new definition in correct alphabetical order:
“iBiquity Sale or License Agreements” means, collectively, (a) the Amended & Restated Exclusive Intellectual Property Rights Agreement effective as of June 29, 2016, between iBiquity and DLLNI Limited, and (b) the Intellectual Property Sale Agreement effective as of June 29, 2016, between iBiquity and DLL.
(b)    Section 4.4(b) of the Credit Agreement is hereby amended by adding the following new clause (vii) at the end of such Section:
“(vii)    iBiquity Sale or License Agreements. Following the effectiveness of the iBiquity Sale or License Agreements, the Borrower shall make mandatory principal prepayments of the Initial Term Loan on the following dates in the corresponding amounts:

Prepayment Date	Amount
July 15, 2016	$10,000,000
September 30, 2016	$5,000,000
December 30, 2016	$5,000,000

Such prepayments shall be applied to the remaining scheduled principal installments of the Initial Term Loans under Section 4.3(a) in inverse order of maturity (beginning with the principal installment due on the Term Loan Maturity Date).”
(c)    Section 9.2(m) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(m)    (i) a non-exclusive license, or similar right, of or to Intellectual Property granted in the ordinary course of business and (ii) exclusive licenses or sale of Intellectual Property owned by iBiquity to DLLNI Limited and DLL pursuant to the iBiquity Sale or License Agreements; and”
(d)    Section 9.5(e) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(e)    (i) non-exclusive licenses of Intellectual Property owned by the Borrower or any Subsidiary to DLL and (ii) exclusive licenses or sale of Intellectual Property owned by iBiquity to DLLNI Limited and DLL pursuant to the iBiquity Sale or License Agreements;”
SECTION 2.    Conditions of Effectiveness of this Agreement. This Agreement shall become effective on the date when the following conditions shall have been satisfied or waived (such date, the “First Amendment Effective Date”):
(a)    The Administrative Agent’s receipt of this Agreement, duly executed by the Borrower, the Subsidiary Guarantors, the Administrative Agent and the Required Lenders.
(b)    The representations and warranties in Section 3 of this Agreement shall be true and correct as of the First Amendment Effective Date.
SECTION 3.    Representations and Warranties. Each Credit Party represents and warrants to the Administrative Agent and the Lenders on and as of the First Amendment Effective Date that:
(a)    each of the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty shall remain true and correct in all material respects as of such earlier date, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects as of such earlier date);
(b)    no Default or Event of Default exists and is continuing immediately prior to or after giving effect to this Agreement;
(c)    this Agreement has been duly authorized and approved by such Credit Party’s board of directors or other governing body, as applicable, and constitutes a legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other state or federal Debtor Relief Laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies; and
(d)    the execution, delivery and performance of this Agreement do not conflict with, result in a breach in any of the provisions of or constitute a default under the provisions of, such Credit Party’s organizational documents.
SECTION 4.    Reference to and Effect on the Credit Agreement and the Loan Documents.
(a)    On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “herein,” “hereto”, “hereof” and “hereunder” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Agreement.

(b)    The Credit Agreement and each of the other Loan Documents, as specifically amended by this Agreement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(c)    The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. Without limiting the generality of the foregoing, the Security Documents in effect immediately prior to the date hereof and all of the Collateral described therein in existence immediately prior to the date hereof do and shall continue to secure the payment of all Obligations of the Credit Parties under the Loan Documents, in each case, as amended by this Agreement.
SECTION 5.    Acknowledgement and Reaffirmation. Each Credit Party (a) consents to this Agreement and agrees that the transactions contemplated by this Agreement shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, any of the Loan Documents to which it is a party, (b) confirms and reaffirms its obligations under each of the Loan Documents to which it is a party and (c) agrees that each of the Loan Documents to which it is a party remains in full force and effect and is hereby ratified and confirmed.
SECTION 6.    Costs and Expenses. The Borrower hereby reconfirms its obligations pursuant to Section 12.3(a) of the Credit Agreement to pay and reimburse the Administrative Agent in accordance with the terms thereof.
SECTION 7.    Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.
SECTION 8.    Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.
SECTION 9.    Electronic Transmission. A facsimile, telecopy, pdf or other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by facsimile or similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Agreement as well as any facsimile, telecopy, pdf or other reproduction hereof.
[Signature pages to follow]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

CREDIT PARTIES:

DTS, INC., as Borrower

By: /s/ JON E. KIRCHNER
Name: Jon E. Kirchner
Title: Chairman & CEO

IBIQUITY DIGITAL CORPORATION,
as a Subsidiary Guarantor

By: /s/ MEL FLANIGAN
Name: Mel Flanigan
Title: CFO

DTS, Inc.
First Amendment to Credit Agreement
Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and Lender

By: /s/ GREG COHN
Name: Greg Cohn
Title: SVP

DTS, Inc.
First Amendment to Credit Agreement
Signature Page

BANK OF THE WEST, as Lender

By: /s/ DAVID G. KRONEN
Name: David G. Kronen
Title: Director

By: /s/ SIDNEY JORDAN
Name: Sidney Jordan
Title: Managing Director

DTS, Inc.
First Amendment to Credit Agreement
Signature Page

MUFG UNION BANK, N.A., as Lender

By: /s/ SOPHEAR CHIN
Name: Sophear Chin
Title: Vice President

DTS, Inc.
First Amendment to Credit Agreement
Signature Page

COMPASS BANK, as Lender

By: /s/ DANIEL MORIHIRO
Name: Daniel Morihiro
Title: SVP

DTS, Inc.
First Amendment to Credit Agreement
Signature Page

HSBC BANK USA, NATIONAL ASSOCIATION, as Lender

By: /s/ DAVID MOLNAR
Name: David Molnar
Title: Vice President

DTS, Inc.
First Amendment to Credit Agreement
Signature Page